FAMCO MLP & Energy Income Fund
A series of the Investment Managers Series Trust

Supplement dated August 15, 2011
To Prospectus and Statement of Additional Information
Each dated December 21, 2010, as amended on May 18, 2011

Notice to Existing and Prospective Shareholders of the FAMCO MLP & Energy Income Fund:

Effective August 8, 2011, Wiley D. Angell and Benjamin Armstrong are no longer portfolio managers of the Fund.  All references in the Prospectus and Statement of Additional Information dated December 21, 2010, as amended on May 18, 2011 to Mr. Angell and Mr. Armstrong are hereby removed.

Please file this Prospectus Supplement with your records.